THE INTERPUBLIC GROUP OF COMPANIES, INC.
         THE INTERPUBLIC NON-MANAGEMENT DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                     FORM OF INSTRUMENT OF RESTRICTED SHARES

          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE
          -------------------------------------------------------------

THIS IS TO CERTIFY that, on the date shown below, the under-mentioned Non-Management Director ("the Grantee") has been granted an award of Restricted Shares, subject to the Rules of the above-mentioned Plan, for the number of shares of Common Stock of The Interpublic Group of Companies, Inc. specified below.



Grantee:  Name:

Date of Grant:

Number of Restricted
  Shares granted:

Lapse of Restrictions:         Except as set forth in Section 7.3 of the Plan,
                               the restrictions on the above-mentioned shares of Common Stock shall lapse on the third anniversary of the date of the Grant.



                                    THE INTERPUBLIC GROUP OF COMPANIES, INC.



                                    By
                                      --------------------------------------


The foregoing Grant of a Restricted Share
Award is hereby accepted on the terms
contained herein:



---------------------------------
           Grantee